UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2007
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 26, 2007, The Progressive Corporation issued a news release correcting its previously distributed June 2007 consolidated balance sheet and certain related information to reflect the accrual for the future payment of the $2.00 per Common Share extraordinary cash dividend which was declared by the Board of Directors on June 13, 2007, and discussing the discovery and remediation of a related material weakness in internal control over financial reporting. A copy of the news release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
See exhibit index on page 4.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 26, 2007

THE PROGRESSIVE CORPORATION
By:	/s/ Jeffrey W. Basch
Name:	Jeffrey W. Basch
Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K Item	Exhibit
601	No.	Description

(99)	99	News release dated July 26, 2007